SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): September 29, 2000
                                                  ------------------

                         THE HARTCOURT COMPANIES, INC.
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               (Exact name of registrant as specified in charter)

                                       Utah
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                 (State or other jurisdiction of incorporation)

                                    001-12671
                             ----------------------
                            (Commission File Number)

                                   87-0400541
                        ------------------------------
                       (IRS Employer Identification No.)

     9800 S. Sepulveda Blvd., Suite 818, Los Angeles, California 90045
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      (Address of  principal  executive offices)                  (Zip Code)

                                 (310) 410-7290
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              (Registrant's telephone number, including area code)




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Item 1.     Changes in Control of Registrant

            None

Item 2.     Acquisition or Disposition of Assets

            None

Item 3.     Bankruptcy or Receivership

            None

Item 4.     Changes in Registrant's Certifying Accountant.

            The Registrant engaged KPMG as its new independent accountants as of September 29, 2000. During the two most recent fiscal years and through September 29, 2000, the Registrant has not consulted with KPMG regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advise was provided that KPMG concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of the Regulation S-K, or a reportable event, as that terms is defined in Item 304 (a) (1)
       (iv) of Regulation S-K.


Item 5.     Other Events

            None

Item 6.     Resignation Of Registrant's Directors

            None

Item 7.     Financial Statements and Exhibits

            Financial Statements - None

            Exhibits - None

Item 8.     Change in Fiscal Year

            None


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    THE HARTCOURT COMPANIES INC.


                                                    /s/ Alan Phan
                                                    ------------------------
                                                    Dr. Alan Phan
                                                    Chairman of the Board

Date:  September 29, 2000.